UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2015

EARTHLINK HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	46-4228084 (I.R.S. Employer Identification No.)

1170 Peachtree St., Suite 900, Atlanta, Georgia      30309

(Address of principal executive offices)     (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Principal Financial Officer

EarthLink Holdings Corp. (the “Company”) has announced that Bradley A. Ferguson, who has served as the Company’s Executive Vice President, Chief Financial Officer since 2009 as well as its principal accounting officer, will assume an operating role and will now serve as the Company’s Executive Vice President and Managing Director, Small Business and Consumer.  He will also lead the Company’s corporate development function.

Louis M. Alterman will succeed Mr. Ferguson in the position of Executive Vice President, Chief Financial Officer of the Company. In this role, Mr. Alterman will act as the principal financial officer of the company.  Mr. Alterman, age 37, has served as our Executive Vice President, Strategy, Operations and Transformation since September 2014. From August 2012 to September 2014, he served as our Senior Vice President, Finance and Treasurer. From August 2008 to August 2012, he served as our Vice President, Finance and Investor Relations. From May 2003 to August 2008, he served in a number of roles across Finance, M&A and Internal Audit. Prior to joining the Company, Mr. Alterman held positions at BellSouth Corporation and A.G. Edwards and Sons, Inc.

Appointment of New Principal Accounting Officer

The Company has appointed R. Michael Thurston, Vice President and Controller, to serve as the Company’s principal accounting officer. Mr. Thurston, age 50, joined the Company in 2003 and has served as the Company’s Vice President and Controller since 2009.

Departure of Named Executive Officer

The Company’s Executive Vice President, Managed Services, Michael D. Toplisek, will be leaving the Company. His severance will be as provided for in the Company’s amended and restated severance plan approved by the Leadership and Compensation Committee on February 17, 2015 to be effective April 1, 2015, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference (the “Severance Plan”).

Item 8.01 Other Events

Appointment of Executive Vice President and Managing Director, Managed Services and Information Technology

The Company also announced the appointment of Gerard Brossard to the position of Executive Vice President and Managing Director, Managed Services and Information Technology, effective as of April 6, 2015. Prior to joining the Company, Mr. Brossard, age 50, served as Senior Vice President, Global Head of Business Planning and Operations at Visa Inc. from 2014 to date.  From 2013 to 2014, he served in a variety of advisory and consultative roles at several technology companies, including the Company.  From 2000 to 2012, Mr. Brossard served in various executive positions with Hewlett-Packard Company, most recently as General Manager of its Rich Media Management Solutions division. From 2010-2012, Mr. Brossard served on the board of directors of MPhasis, an information technology solutions provider which is majority owned by Hewlett-Packard.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Severance Plan (Amended and Restated Effective as of April 1, 2015)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK HOLDINGS CORP.
(Registrant)

By:	/s/ Louis M. Alterman
	Name:	Louis M. Alterman
	Title:	Executive Vice President, Chief Financial Officer

Date: April 2, 2015

Exhibit Index

Exhibit No.	Description
10.1	Severance Plan (Amended and Restated Effective as of April 1, 2015)